EXHIBIT 32


                                  Certification
                          of Periodic Financial Reports
                       Pursuant to 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of FinancialContent, Inc. (the "Company") certifies to his knowledge that:

     (1) The Quarterly Report on Form 10-QSB of the Company for the quarterly period ended December 31, 2003 fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in that Form 10-QSB fairly presents, in all material respects, the financial conditions and results of operations of the Company.

/S/ WING YU
------------------------------
   (Wing Yu)
   Chief Executive Officer

February 17, 2004
---------------------------
Date